                                                                   Exhibit 99.2

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS THAT the undersigned hereby constitute and appoint JAMES P. GALLAGHER, WILLIAM SONG and JOSHUA L. TARGOFF and each of them severally, as the true and lawful attorneys and agents of each of the undersigned, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name, place and stead of each of the undersigned any statements, reports or filings with respect to the undersigned (whether such filing includes one or more or all of the undersigned)
necessary or advisable in connection with any disclosure requirement promulgated under the federal or state securities laws of the United States or any other applicable regulatory body, including, without limitation, the Company's compliance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (including, without limitation, any filings on Schedule 13D, Schedule 13G, Form 3, Form 4, Form 5 and Form 13F and
any forms or statements required to be submitted in connection with any electronic filing), and any and all amendments to such statements, reports and filings, and any disclosure requirement promulgated under the securities laws or any similar laws or regulations of any jurisdiction whether inside or outside of the United States, and all amendments to such statements, reports and filings, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the United States Securities and Exchange Commission or any other applicable regulatory body, said attorneys and agents having full power and authority to do and perform in the name and on behalf of any of the undersigned every act necessary to be done in the premises as fully and as effectually as the undersigned might or could do in person; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents as of
February 9, 2011.

                            /s/ Daniel S. Loeb
                            ----------------------------
                            Daniel S. Loeb

                            THIRD POINT LLC

                            By: /s/ Daniel S. Loeb
                            ----------------------------
                            Name:   Daniel S. Loeb
                            Title: Chief Executive Officer

                            THIRD POINT PARTNERS LP
                            By:   Third Point Advisors LLC, its General Partner

                            By: /s/ Daniel S. Loeb
                            ----------------------------
                            Name:   Daniel S. Loeb
                            Title: Managing Member

                            THIRD POINT PARTNERS QUALIFIED LP
                            By: Third Point Advisors LLC, its General Partner

                            By: /s/ Daniel S. Loeb
                            ----------------------------
                            Name:   Daniel S. Loeb
                            Title: Managing Member

                            THIRD POINT ULTRA MASTER FUND L.P.
                            By: Third Point Advisors II L.L.C., its General
                            Partner

                            By: /s/ Daniel S. Loeb
                            ----------------------------
                            Name:   Daniel S. Loeb
                            Title: Chief Executive Officer

                            LYXOR/THIRD POINT FUND LIMITED
                            By: Third Point LLC, its Trading Advisor

                            By: /s/ Daniel S. Loeb
                            ----------------------------
                            Name:   Daniel S. Loeb
                            Title: Chief Executive Officer

                            dbX-RISK ARBITRAGE 11 FUND
                            By: Third Point LLC, its Trading Advisor

                            By: /s/ Daniel S. Loeb
                            ----------------------------
                            Name:   Daniel S. Loeb
                            Title: Chief Executive Officer

                            THIRD POINT OFFSHORE MASTER FUND, L.P.
                            By: Third Point Advisors II L.L.C.,
                             its General Partner

                            By: /s/ Daniel S. Loeb
                            ----------------------------
                            Name:   Daniel S. Loeb
                            Title: Managing Director

                            THIRD POINT ADVISORS II L.L.C.

                            By: /s/ Daniel S. Loeb
                            -----------------------------------
                            Name:   Daniel S. Loeb
                            Title: Managing Member